Accounts Receivable, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Accounts Receivable, Net
Accounts Receivable, Net

Note 7 — Accounts Receivable, Net

The following table summarizes accounts receivable as of:

	March 31,	December 31,
	2021	2020
Contracts in transit	$8,521	$3,321
Trade	243	240
Finance commission	329	132
Other	298	506
Total	9,391	4,199
Allowance for doubtful accounts	(67)	(67)
Total Accounts Receivable, net	$9,324	$4,132

Note 7 — Accounts Receivable, Net

Accounts receivable consist of the following as of December 31, 2020 and 2019:

	2020	2019
Contracts in transit	$3,321	$2,645
Trade	240	202
Finance commission	132	87
Other	506	349
Total	4,199	3,283
Allowance for doubtful accounts	(67)	(27)
Total Accounts Receivable, net	$4,132	$3,256

Contracts in transit are typically collected within fifteen days. Other amounts due are from third parties as a result of vehicle sales and parts sold or services provided. Receivables also include commissions on aftermarket products. Receivables from the sale of vehicles are secured by the related vehicles. Receivables arising from the sale of parts and service are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date.

The carrying amount of receivables is reduced by an allowance for doubtful accounts that reflects management’s best estimate of the amounts that will not be collected. Management reviews each receivable balance monthly, and, based on historical bad debt experience and management’s evaluation of customer creditworthiness, estimates that portion, if any, of the balance that will not be collected. No interest is charged on delinquent receivables.